Exhibit 99.1

Code of Ethics and Confidentiality Policy

THE COMPANY’S BUSINESS

The business of AMCORE (“AMCORE” includes, AMCORE Financial, Inc., AMCORE Bank, N.A., AMCORE Investment Group, N.A., AMCORE Investment Services, Inc. and all other subsidiaries and affiliates of those entities) includes a full array of financial services. During the performance of duties, it is necessary to interact with attorneys, accountants, insurance underwriters, realtors, and similar professional and semi-professional groups. AMCORE directors and employees have the responsibility to keep this trust and be in strict compliance with all applicable laws and regulations.

AMCORE requires all officers and employees to observe a high standard of honest and ethical conduct in their business and personal matters. The AMCORE Code of Ethics and Confidentiality Policy (“Code of Ethics”) specifies certain standards for the guidance of all employees. These standards should be considered as illustrative of the overall principal of honest and ethical conduct, but not regarded as all-inclusive.

Failure to comply with the Code of Ethics may result in disciplinary action, up to and including termination of employment. Any questions regarding proper code of conduct should be referred to an immediate supervisor or Human Resources.

CONFLICT OF INTEREST/OUTSIDE INTERESTS

All directors, officers and employees must act in the best interests of AMCORE. All such individuals must refrain from engaging in any activity or having a personal interest that presents a “conflict of interest.” A conflict of interest occurs when an individual’s personal interest interferes, or appears to interfere, with the interests of AMCORE. A conflict of interest can arise whenever an individual, as an officer, director or employee, takes action or has an interest that prevents him or her from performing his or her company duties and responsibilities honestly, objectively and effectively.

All directors, officers and employees should avoid situations that could result in a conflict of interest for either AMCORE or its customers. Being a corporate or affiliate officer or employee requires continuous exercise of good judgment and integrity in personal and business matters. Employees are expected to conduct their personal and business activities in a matter that will not discredit the company or any of its affiliates.

Personal interests that affect an employee’s proper exercise of judgment on behalf of AMCORE should be avoided. In cases where such interests do exist, or may appear to exist, the officer or employee in question must disclose the potential conflict of interest to a member of Human Resources or the Office of General Counsel, disqualify him or herself from participating in the transaction and permit other employees to handle the transaction or wait on the customer involved. Human Resources, in consultation with the General Counsel, will determine whether the conflict of interest requires disclosure to AMCORE’s Audit Committee, or other departments. Any transaction that involves an immediate family relationship must be referred to another employee.

AMCORE officers and employees must make decisions regarding any loan transaction to a customer, or the sale or purchases of bank assets, products or services, on the basis of the best interests of AMCORE, without regard to the personal interest or influence of any insider. Every sale should reflect full and fair value of the asset and every transaction should be at arms length.

Directors, officers and employees must obtain the prior approval of the General Counsel prior to engaging in any employment or consulting relationships with other financial institutions.

All directors, officers and employees must comply with all disclosure and reporting obligations under applicable law and as required by AMCORE.

Any questions regarding conflicts of interest should be referred to Human Resources or the Office of General Counsel.

Outside Positions as Directors and Officers

Employees are encouraged to participate in civic, charitable, or religious organizations; any other organization, or position, such as being a director or officer of any for-profit company, must be reviewed and authorized by Human Resources, in consultation with the Office of General Counsel, to determine whether such position presents a conflict of interest or potential conflict of interest.

1	Amended and Restated November 5, 2008

Acceptance of membership on any outside boards (including civic, charitable and religious organizations) involves possibilities for conflicts of interest. Employees who serve on such organizations must refrain from participating in or voting or otherwise acting on any matter involving AMCORE in their capacity as a director or officer of such organization.

GIFTS AND ENTERTAINMENT

No AMCORE director, officer, employee or member of his or her immediate family should give or accept cash, gifts, special accommodations, or other favors from anyone with whom the person is negotiating, soliciting or doing business on behalf of AMCORE.

Similarly, employees may not solicit or accept personal fees, commissions or other forms of remuneration connected to any transaction or business involving AMCORE.

According to IRS regulations, the preceding prohibition is not applicable to entertainment or hospitality of a reasonable value, or gifts, which are of limited or nominal value. Whenever possible, AMCORE should pay the employee’s expenses. Frequent invitations from customers for meals or entertainment should be declined or handled with firm insistence that employees pay for alternate meals. The acceptance of gifts of more than a nominal value could be considered as an attempt at bribery and could subject both the giver and the recipient to felony charges. Penalties are prescribed under the Bank Bribery Act, 18 USC 215.

Full and timely disclosure to a supervising officer must be made with respect to such entertainment, hospitality or gifts. Any question or doubt as to the appropriateness of their receipt should be referred to and resolved by Human Resources or the General Counsel. The tactful communication of the limitations of this policy to the donors of gifts is also strongly encouraged.

* Note: The Bank Bribery Act also covers the agents or attorneys of a financial institution.

CONFIDENTIAL INFORMATION

As an employee of AMCORE, you may learn confidential information regarding AMCORE or its customers, suppliers, shareholders and employees. During and after employment, such confidential information may not be shared with non-employees except as specifically authorized by AMCORE, and may only be shared with authorized AMCORE employees on a need-to-know basis. Without limiting the foregoing, no hint of information, or of even having knowledge of bank accounts, sources of income, obligations, or any other information should ever be revealed to unauthorized persons.

In certain instances, confidential information could be considered as “insider information” under Federal and State Security laws. Disclosure or use of such information for personal gain or to avoid personal loss could result in substantial civil and criminal penalties to individuals who disclose or who use this information.

Directors, officers, and employees must be extremely cautious in discussing the corporate affairs of AMCORE or its customers with outsiders, including AMCORE shareholders who do not have a right to such information, before an announcement is made to all AMCORE shareholders. Confidential information regarding AMCORE or its customers, suppliers, shareholders and employees is to be used solely for corporate purposes and not as a basis for personal gain by any director, officer or employee of AMCORE.

Directors, officers and employees who have access to insider information are periodically required to disclose personal security trades over certain limits.

Note: Disclosure by certain individuals may be required by 12 CFR 12.7 and SEC regulations.

PERSONAL REPUTATION

It is imperative that directors, officers and employees display appropriate conduct at all times so as to reflect well on AMCORE and its employees. AMCORE employees must remain above reproach throughout their business careers.

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COMMUNITY AND POLITICAL ACTIVITY

Community and political activities by directors, officers and employees is encouraged, provided participation is:

•	Accomplished in a legal manner

•	Not interfering with work performance or obligations for AMCORE

•	Not deemed to be divisive in the community

•	Performed in such a manner that clearly indicates that the director, officer or employee does not speak for AMCORE.

Before running for an elected political office or accepting an appointment to a federal, state or local government office, the employee or officer must discuss the position with the AMCORE General Counsel.

Federal law prohibits AMCORE from making political contributions to parties or candidates. Loans to political parties or candidates are also prohibited. The use of any corporate funds, supplies, special services, equipment or labor for political purposes should be avoided. Such use is illegal. Additionally, no reimbursement will be made to any individual for political contributions or for the cost of attendance at any political function. While direct contributions are prohibited, federal laws do permit organizations such as AMCORE to establish a segregated fund for political purposes, generally organized by a political action committee (PAC). AMCORE has such a PAC. The PAC is a voluntary, nonpartisan fund available to employees of the AMCORE organization who qualify for membership under the Federal Election Commission regulations. Membership in the PAC can be terminated at any time without reprisal.

TRADING IN AMCORE STOCK

AMCORE directors, officers and employees are encouraged to participate and maintain an ownership in AMCORE stock. While there are occasions that dictate the purchase or sale of any investment, active buying and selling of AMCORE common stock, in order to make short-term profits, are discouraged. Purchases may not be based on advance or insider information about the plans of AMCORE. Insider information is information that has not been publicly released and which a reasonable person would consider important in determining whether to buy, sell or hold securities. Employees are cautioned that the Securities and Exchange Commission (SEC) has stringent rules and regulations related to trading securities while in the possession of material, non-public information.

There may be occasions when employees become aware of certain facts related to the company such as earnings, expansion plans, potential acquisition, or other similar situations which may reasonably be expected to be important to the investing public. Employees are prohibited from either purchasing or selling AMCORE stock until such information is provided to the general public through a press release or other public announcement. Violation of this policy could subject employees to disciplinary action, up to and including termination, as well as possible action by the Securities and Exchange Commission, the result of which may include fines and/or imprisonment.

If any employee desires to buy or sell AMCORE stock when the employee has knowledge of information that has not been released to the public, the employee should first check with AMCORE’s Chief Financial Officer or General Counsel.

Purchases of AMCORE Financial, Inc. stock may be made on a regular basis through the Dividend Reinvestment and Stock Purchase Plan. Participation in the plan is voluntary and provides employees with a simple and convenient method of purchasing AMCORE stock without incurring a fee. Information regarding this plan can be obtained at any time through the AMCORE Human Resources department.

UNDESIRABLE BUSINESS

Employees are to avoid discrimination in the acceptance of business brought to AMCORE by reputable persons. However, accounts offered or loans requested from known controversial or unsavory firms or persons should be declined. Such relationships often lead to loss and embarrassment for the company and should be very carefully considered.

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CHARGES AND PRICING

It is important that no comments be made or actions taken by AMCORE employees that could be misinterpreted as an agreement to cooperate with competitors in following a common course of action as to rates of interest paid, the terms on which loans are made, hours, or the price or services offered to customers.

Interest rates on deposits and loans, terms of loans, service charges, etc., will be determined solely on the basis of what is in the best interest of AMCORE and its customers. Under no circumstances should any agreements or understandings be established with any other bank or financial institution concerning such charges. AMCORE is individually responsible for its policies and operating procedures.

Situations where discussions with competitors are permissible are strictly limited to circumstances where actions by a banking group are warranted—such as an extension of a term loan by a group of banks, or a potential bad loan situation where cooperation among lenders is necessary to assist the borrower in working out financial problems.

QUALITY OF SERVICE

The AMCORE Brand is our most valuable asset. Our brand is more than just our logo; it is how our company is perceived. It is built by making a promise, keeping it and weighing every business decision against it. As we do this, we also need to remember the following:

Care—Employees are stakeholders in AMCORE and should continuously strive to improve its operation whether problems fall under job function or departmental responsibilities. If problems are noted or improvements can be made, employees should not hesitate to communicate them to supervisors or managers. AMCORE encourages its employees to identify and pursue solutions to problems or inefficiencies that affect customers, employees, and/or AMCORE’s operational efficiency.

Attitude—Money obtained from one financial institution is just as “spendable” as it is from another. AMCORE, through its employees, can differentiate itself from the competition by providing superior service. It should be uppermost in the minds of all employees that we are AMCORE to our customers. Our reputation and prestige depend entirely on our conduct.

Integrity—AMCORE presents its organization honestly to its employees; and in turn, expects employees to be honest in their dealings with AMCORE, the customers, and fellow employees. Employees are expected to be honest in the handling of money, merchandise and property entrusted to them. AMCORE employees are also expected to be honest concerning the time and effort expended in the performance of their jobs as well as in their interactions with others.

Teamwork—AMCORE actively supports and promotes teamwork. Cooperation between departments serves to strengthen our entire organization.

Direction and Guidance—Policies and procedures are developed within AMCORE to ensure consistency in ongoing operations throughout the company. Individual employees do not have the authority to change or disregard AMCORE policies. Policies should be followed even if the individual is not in complete agreement with them. Policies and procedures are reviewed and modified as often as necessary to keep pace with changing conditions, advancing knowledge or technology. AMCORE encourages its employees to suggest changes through discussions with supervisors or other company representatives.

ILLEGAL ACTIVITY

Directors, officers and employees are required and expected to abide by all local, state and federal laws, regulations and guidelines applicable to AMCORE wherever it does business. Employees are expected to use good judgment and common sense in seeking to comply with all applicable laws, rules and regulations and to ask for advice when they are uncertain about them. Several laws incorporate reporting and disclosure requirements where insider information or transactions are conducted.

Without limiting the foregoing, employees are required to provide full, fair, accurate, timely and understandable disclosures in any report or document that the employee prepares for filing with or submission to the Securities and Exchange Commission and in documents prepared for public communication by AMCORE.

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Additionally, employees who have engaged in or are engaging in activities found to be in conflict with local, state or federal laws, regulations, and guidelines will be subject to disciplinary action, up to and including termination of employment. Examples of illegal activity include, but are not limited to:

•	Embezzlement

•	Unauthorized sale of information

•	Frauds such as forgery, counterfeiting and check kiting

•	Unauthorized use of funds, AMCORE revenues and fees

•	Abuse of expense, asset, and liability accounts

•	Sexual harassment or discrimination

CONFIDENTIAL EMPLOYEE COMPLAINT PROCEDURE FOR ACCOUNTING OR AUDIT ISSUES

In compliance with the Sarbanes-Oxley Act of 2002, AMCORE has established a procedure to provide for the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters. AMCORE’s Audit Committee will oversee the treatment of employee concerns in this area. Any employees with concerns regarding accounting or auditing matters may report their concerns on a confidential basis through an independent third party using a hotline. The toll-free hotline, provided by TeleSentry LLC, will be available 24/7, 365 days per year.

The Toll-Free Hotline Phone Number is 888-883-1499

The concern will receive a case number and the caller self-assigns a PIN number as identification to remain anonymous. The complaint will be placed in a report format and channeled to AMCORE’s Audit Committee for review and determination of appropriate action. Callers can choose to be updated on the status of the case or provide more information through the third party.

All reports are anonymous and confidential. Nevertheless, AMCORE reaffirms that it will not permit or tolerate retaliation of any kind against any employee who in good faith submits any concern regarding accounting or auditing matters. “Retaliation” includes termination, harassment, or any other unequal treatment in any term or condition of employment. Any employee who believes that he or she has been retaliated against for reporting a concern regarding an accounting or auditing matter should notify Human Resources or the General Counsel.

AMCORE embraces a corporate culture of openness and integrity and is built upon the values of honesty, caring, respect and responsibility. AMCORE has many procedures and controls in place to ensure the integrity of the financial reporting process. The toll-free hotline is a safeguard under the statute. If you would like to review the financial and accounting procedures AMCORE has in place, please refer to the posting in the Archives section of the AMCORE Connection of the Intranet or contact the AMCORE Controller.

REPORTS OF SUSPECTED VIOLATIONS OF THIS CODE

Any employee who in good faith suspects that any provision of this Code of Ethics has been violated should report the suspected violation to Human Resources, the General Counsel or the anonymous Toll-Free Hotline Phone Number 888-883-1499. All such reports shall be investigated. Any employee who is found to have violated this Code of Ethics will be subject to disciplinary action, up to and including immediate termination.

AMCORE will not tolerate any form of retaliation against any person who, in good faith, has reported an actual or suspected violation of this Code of Ethics.

5	Amended and Restated November 5, 2008